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                                                                    EXHIBIT 10.8


                                 INFLUENCE, INC.
                          1998 LONG-TERM INCENTIVE PLAN


     1. Definitions. In this Plan, except where the context otherwise indicates, the following definitions shall apply:

          1.1. "Agreement" means a written agreement implementing an Award.

          1.2. "Award" means a grant of an Option or Right or an award of Restricted Stock or Incentive Shares.

          1.3. "Board" means the Board of Directors of the Company.

          1.4. "Code" means the Internal Revenue Code of 1986, as amended.

          1.5. "Committee" means a committee or subcommittee of the Board appointed by the Board to administer this Plan and programs hereunder. The Committee may, in its discretion, appoint a subcommittee to administer the Plan with respect to specific Awards hereunder.

          1.6. "Common Stock" means the common stock, par value $.001 per share, of the Company.

          1.7. "Company" means Influence, Inc.

          1.8. "Date of Exercise" means the date on which the Company receives notice of the exercise of an Option in accordance with the terms of Section 8.1.

          1.9. "Date of Grant" means the date on which an Option or Right is granted or Restricted Stock or Incentive Shares are awarded under this Plan.

          1.10. "Director" means a member of the Board of Directors of the Company or any Subsidiary.

          1.11. "Employee" means any person determined by the Committee to be an employee of the Company or a Subsidiary, including an Employee Director, consultant or any person who has been hired to be an employee of the Company or a Subsidiary.

          1.12. "Employee Director" means a Director who is also an Employee.

          1.13. "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          1.14. "Fair Market Value" means an amount equal to the last sale price for a Share on the Nasdaq National Market as reported by such source as the Committee may select, or, if such price quotations of the Common Stock are not then reported, then the fair market value of

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     a Share as determined by the Committee pursuant to a reasonable method adopted in good faith for such purpose.

          1.15. "Grantee" means an Employee or Director to whom Restricted Stock has been awarded pursuant to Section 9 or Incentive Shares have been awarded pursuant to Section 10.

          1.16. "Incentive Shares" means an award providing for the contingent grant of Shares pursuant to the provisions of Section 10.

          1.17. "Incentive Stock Option" means an Option granted under this Plan that the Company designates as an incentive stock option under Section 422 of the Code in the Agreement granting the Option.

          1.18. "Nonstatutory Stock Option" means an Option granted under this Plan that is not an Incentive Stock Option.

          1.19. "Option" means an option to purchase Shares granted under this Plan in accordance with the terms of Section 6.

          1.20. "Option Period" means the period during which an Option may be exercised.

          1.21. "Option Price" means the price per Share at which an Option may be exercised. Subject to the terms of the Plan, the Option Price shall be determined by the Committee; provided, however, that in no event shall the Option Price be less than the greater of 25% of the Fair Market Value as of the Date of Grant or the par value of the Common Stock.

          1.22. "Optionee" means a Director, Employee, or Employee Director to whom an Option or Right has been granted.

          1.23. "Performance Goals" means performance goals established by the Committee which may be based on earnings or earnings growth, sales, return on assets, equity or investment, regulatory compliance, satisfactory internal or external audits, improvement of financial ratings, achievement of balance sheet or income statement objectives, or any other objective goals established by the Committee, and may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated. Such performance standards may be particular to an employee or the department, branch, Subsidiary or other division in which he or she works, or may be based on the performance of the Company generally, and may cover such period as may be specified by the Committee.

          1.24. "Plan" means the Influence, Inc. 1998 Long-Term Incentive Plan, as amended from time to time.

          1.25. "Related Option" means the Option in connection with which, or by amendment to which, a specified Right is granted.



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          1.26. "Related Right" means the Right granted in connection with, or by amendment to, a specified Option.

          1.27. "Restricted Stock" means Shares awarded under the Plan pursuant to the provisions of Section 9.

          1.28. "Right" means a stock appreciation right granted under the Plan in accordance with the terms of Section 7.

          1.29. "Right Period" means the period during which a Right may be exercised.

          1.30. "Share" means a share of Common Stock.

          1.31. "Subsidiary" means a corporation at least 50% of the total combined voting power of all classes of stock of which is owned by the Company, either directly or through one or more other Subsidiaries.

          1.32. "Ten-Percent Stockholder" means an Optionee who (applying the rules of Section 424(d) of the Code) owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or a Subsidiary.

     2. Purpose. This Plan is intended to assist the Company and its Subsidiaries in attracting and retaining Directors, Employees and Employee Directors of outstanding ability and to promote the identification of their interests with those of the stockholders of the Company.

     3. Administration. The Committee shall administer this Plan and shall have plenary authority, in its discretion, to award Options, Rights, Restricted Stock and Incentive Shares to Directors, Employees and Employee Directors, subject to the provisions of this Plan. The Committee shall have plenary authority and discretion, subject to the provisions of this Plan, to determine the Directors, Employees or Employee Directors to whom Options or Rights shall be granted and to whom Restricted Stock or Incentive Shares shall be awarded, the terms (which terms need not be identical) of all Awards to Directors, Employees and Employee Directors, including without limitation the Option Price of Options, the time or times at which Awards are made, the number of Shares covered by Awards, whether an Option shall be an Incentive Stock Option or a Nonstatutory Stock Option, any exceptions to non-transferability, any Performance Goals applicable to Awards, any provisions relating to vesting, any circumstances in which the Options would terminate, the period during which Options and Rights may be exercised, and the period during which Restricted Stock shall be subject to restrictions. In making these determinations, the Committee may take into account the nature of the services rendered or to be rendered by the Award recipients, their present and potential contributions to the success of the Company and its Subsidiaries, and such other factors as the Committee in its discretion shall deem relevant. Subject to the provisions of this Plan, the Committee shall have plenary authority to interpret this Plan, prescribe, amend and rescind rules and regulations relating to it, and make all other determinations deemed necessary or advisable for the administration of this Plan. The determinations of the Committee on the matters referred to in this Section 3 shall be binding and final. Notwithstanding the provisions of this Section 3, the Chief Executive Officer of the Company shall have the power to administer this Plan and have the full authority


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

of the Committee hereunder with respect to Awards to Employees who are not subject to the requirements of Section 16(a) of the Exchange Act.

     4. Eligibility. Options, Rights, Restricted Stock and Incentive Shares may be granted or awarded only to Employees and Directors, provided, however, that Directors, other than Employee Directors, may not be granted Incentive Stock Options. A Director, Employee or Employee Director who has been granted an Option or Right or awarded Restricted Stock or Incentive Shares may be granted additional Options and Rights or awarded additional shares of Restricted Stock or Incentive Shares.

     5. Stock Subject to Plan.

          5.1. Subject to adjustment as provided in Section 11, the maximum number of Shares that may be issued under this Plan is 790,000 Shares.

          5.2. If an Option or Right expires or terminates for any reason (other than termination by virtue of the exercise of a Related Option or Related Right, as the case may be) without having been fully exercised, if Shares of Restricted Stock are forfeited or if Shares covered by an Incentive Share Award are not issued or are forfeited, the unissued or forfeited Shares which had been subject to the Award shall become available for the grant of additional Awards.

          5.3. Upon exercise of a Right (regardless of whether the Right is settled in cash or Shares), the number of Shares with respect to which the Right is exercised shall be charged against the number of Shares issuable under the Plan and shall not become available for the grant of other Awards.


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     6. Options.

          6.1. Options granted under this Plan to Employees shall be either Incentive Stock Options or Nonstatutory Stock Options, as designated by the Committee. Each Option granted under this Plan shall be clearly identified either as a Nonstatutory Stock Option or an Incentive Stock Option and shall be evidenced by an Agreement that specifies the terms and conditions of the grant. Options shall be subject to the terms and conditions set forth in this Section 6 and such other terms and conditions not inconsistent with this Plan as the Committee may specify.

          6.2. The Option Period shall be determined by the Committee and specifically set forth in the Agreement; provided, however, that an Option shall not be exercisable after ten years (five years in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder) from its Date of Grant.

          6.3. The Committee, in its discretion, may provide in an Agreement for the right of the Optionee to surrender to the Company an Option (or a portion thereof) that has become exercisable and to receive upon such surrender, without any payment to the Company (other than required tax withholding amounts) that number of Shares (equal to the highest whole number of Shares) having an aggregate fair market value as of the date of surrender equal to that number of Shares subject to the Option (or portion thereof) being surrendered multiplied by an amount equal to the excess of
     (i) the Fair Market Value on the date of surrender over (ii) the Option Price, plus an amount of cash equal to the fair market value of any fractional Share to which the Optionee would be entitled but for the parenthetical above relating to whole number of Shares. Any such surrender shall be treated as the exercise of the Option (or portion thereof).

     7. Rights.

          7.1. Rights granted under the Plan shall be evidenced by an Agreement specifying the terms and conditions of the grant.

          7.2. A Right may be granted under the Plan:

               (a) in connection with, and at the same time as, the grant of an Option under the Plan;

               (b) by amendment of an outstanding Option granted under the Plan; or

               (c) independently of any Option granted under the Plan.

          7.3. A Right granted under Section 7.2(a) or Section 7.2(b) of this Plan is a Related Right. A Related Right may, in the Committee's discretion, apply to all or any portion of the Shares subject to the Related Option.

          7.4. A Right may be exercised in whole or in part as provided in the applicable Agreement, and, subject to the terms of the Agreement, entitles an Optionee to receive, without payment to the Company (but subject to required tax withholding), either cash or that number of Shares (equal to the highest whole number of Shares), or a combination thereof, in an amount or having a fair market value determined as of the Date of Exercise not to exceed the number of Shares subject to the portion of the Right exercised multiplied by an amount equal to the excess of (i) the Fair Market Value on the Date of Exercise of the Right over (ii) either
     (A) the Fair Market Value on the Date of Grant of the Right if it is not a Related Right, or (B) the Option Price as provided in the Related Option if the Right is a Related Right.

          7.5. The Right Period shall be determined by the Committee and specifically set forth in the Agreement, subject to the following conditions:

               (a) a Right will expire no later than the earlier of (1) ten years from the Date of Grant, or (2) in the case of a Related Right, the expiration of the Related Option;

               (b) a Right may be exercised only when the Fair Market Value on the Date of Exercise exceeds either (1) the Fair Market Value on the Date of Grant of the Right if it is not a Related Right, or (2) the Option Price of the Related Option if the Right is a Related Right; and

               (c) a Right that is a Related Right to an Incentive Stock Option may be exercised only when and to the extent the Related Option is exercisable.

          7.6. The exercise, in whole or in part, of a Related Right shall cause a reduction in the number of Shares subject to the Related Option equal to the number of Shares with respect to which the Related Right is exercised. Similarly, the exercise, in whole or in part, of a Related Option shall cause a reduction in the number of Shares subject to the Related Right equal to the number of Shares with respect to which the Related Option is exercised.

     8. Exercise of Options and Rights.

          8.1. An Option or Right may, subject to the terms of the applicable Agreement under which it was granted, be exercised in whole or in part by the delivery to the Company of written notice of the exercise, in such form as the Committee may prescribe, accompanied, in the case of an Option, by
     (a) a full payment for the Shares with respect to which the Option is exercised or (b) irrevocable instructions to a broker to deliver promptly to the Company cash equal to the exercise price of the option. To the extent provided in the applicable Option Agreement, payment may be made in whole or in part by delivery (including constructive delivery) of Shares valued at Fair Market Value on the Date of Exercise or by delivery of a promissory note as provided in Section 8.2 hereof.

          8.2. To the extent provided in an Agreement and permitted by applicable law, the Committee may accept as partial payment of the Option Price a promissory note executed by the Optionee evidencing his or her obligation to make future cash payment thereof. Promissory notes made pursuant to this Section 8.2 shall be payable upon such terms as may be determined by the Committee, shall be secured by a pledge of the Shares received upon exercise of the Option, or other securities the Committee may deem to be acceptable for such purposes, and shall bear interest at a rate fixed by the Committee.



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          8.3. Options and Rights made under this Plan shall not be transferable except by will, the laws of descent and distribution, or as provided by the Committee in an Agreement.

     9. Restricted Stock Awards.

          9.1. Restricted Stock awards under this Plan shall consist of Shares that are restricted against transfer, subject to forfeiture, and subject to such other terms and conditions as may be determined by the Committee. Such terms and conditions may provide, in the discretion of the Committee, for the lapse of forfeiture and transfer restrictions to be contingent upon the achievement of one or more specified Performance Goals.

          9.2. Restricted Stock awards under this Plan shall be evidenced by Agreements specifying the terms and conditions of the Award. Each Agreement evidencing an Award of Restricted Stock shall contain the following:

               (a) prohibitions against the sale, assignment, transfer, exchange, pledge, hypothecation, or other encumbrance of (i) the Shares awarded as Restricted Stock under this Plan, (ii) the right to vote the Shares, and (iii) the right to receive dividends thereon, in each case during the restriction period applicable to the Shares; provided, however, that the Grantee shall have all the other rights of a stockholder including without limitation the right to receive dividends and the right to vote the Shares;

               (b) a requirement that each certificate representing Shares of Restricted Stock shall be deposited with the Company, or its designee, and shall bear the following legend:

                      "This certificate and the shares of stock represented hereby are subject to the terms and conditions (including the risks of forfeiture and restrictions against transfer) contained in the Influence, Inc. 1998 Long-Term Incentive Plan, and an Agreement entered into between the registered owner and Influence, Inc. Release from such terms and conditions shall be made only in accordance with the provisions of this Plan and the Agreement, a copy of each of which is on file in the office of the Secretary of Influence, Inc."; and

               (c) the terms and conditions upon which any restrictions applicable to Shares of Restricted Stock shall lapse and new certificates free of the foregoing legend shall be issued to the Grantee or his or her legal representative.

          9.3. The Committee may include in any Agreement awarding Restricted Stock a requirement that, in the event of a Grantee's termination of employment for any reason prior to the lapse of restrictions, all Shares of Restricted Stock shall be forfeited by the Grantee to the Company without payment of any consideration by the Company and neither the Grantee nor any successors, heirs, assigns or personal representatives of the Grantee shall thereafter have any further rights or interest in the Shares or certificates.



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

     10. Incentive Share Awards. Incentive Shares awarded under this Plan shall be evidenced by an Agreement specifying the terms and conditions of such Award. Incentive Share Awards shall provide for the issuance of Shares to a Grantee at such times and subject to such terms and conditions as the Committee shall deem appropriate, including without limitation terms that condition the issuance of Shares upon the achievement of Performance Goals.

     11. Capital Adjustments. In the event of any change in the outstanding Common Stock by reason of any stock dividend, split-up, recapitalization, reclassification, combination or exchange of shares, merger, consolidation or liquidation and the like, the Committee may, in its discretion, provide for a substitution for or adjustment in (i) the number and class of Shares subject to outstanding Options, Rights and Awards of Restricted Stock or Incentive Shares,
(ii) the Option Price of Options and the base price upon which payments under Rights that are not Related Rights are determined, and (iii) the aggregate number and class of Shares for which Awards thereafter may be made under this Plan.

     12. Termination or Amendment. The Board may amend, alter or terminate this Plan in any respect at any time; provided, however, that, after this Plan has been approved by the stockholders of the Company, no amendment, alteration or termination of this Plan shall be made by the Board without approval of (i) the Company's stockholders to the extent stockholder approval of the amendment is required by applicable law or regulations or the requirements of the principal exchange or interdealer quotation system on which the Common Stock is listed or quoted, and (ii) each affected Optionee and Grantee if such amendment, alteration or termination would adversely affect his or her rights or obligations under any Award made prior to the date of such amendment, alteration or termination.

     13. Modification, Extension, Renewal, Substitution.

          13.1. Subject to the terms and conditions of this Plan, the Committee may modify, extend or renew outstanding Options and Rights, or accept the surrender of outstanding Options and Rights granted under this Plan or options and stock appreciation rights granted under any other plan of the Company or a Subsidiary (to the extent not theretofore exercised), and authorize the granting of new Options and Rights pursuant to this Plan in substitution therefor. Any substituted Options or Rights may specify a lower exercise price than the surrendered options and stock appreciation rights, a longer term than the surrendered options and stock appreciation rights, or have any other provisions that are authorized by this Plan. Subject to the terms and conditions of this Plan, the Committee may modify the terms of any outstanding Awards of Restricted Stock or Incentive Shares. Notwithstanding the foregoing, however, no modification of an Award shall, without the consent of the Optionee or Grantee, alter or impair any of the Optionee's or Grantee's rights or obligations under such Award.

          13.2. Anything contained herein to the contrary notwithstanding, Options and Rights, Restricted Stock and Incentive Shares may, at the discretion of the Committee, be granted under this Plan in substitution for options to purchase shares of capital stock of another corporation which is merged into, consolidated with, or all or a substantial portion of the property or stock of which is acquired by, the Company or one of its Subsidiaries. The terms and conditions of the substitute Options, Rights, Restricted Stock and Incentive Shares so granted may vary from the terms and conditions set forth in this Plan to such extent as the Committee may deem appropriate in order to conform, in whole or part, to the provisions of the Awards in substitution for which they are granted.

     14. Effectiveness of this Plan. This Plan and any amendments hereto requiring stockholder approval pursuant to Section 12 are subject to approval by vote of the stockholders of the Company at the next annual or special meeting of stockholders following adoption by the Board. Subject to such stockholder approval, this Plan and any amendments hereto are effective on the date on which they are adopted by the Board, except as otherwise specified by the Board. Options, Rights, Restricted Stock and Incentive Shares may be granted or awarded prior to stockholder approval of this Plan and the date on which any such Option, Right, Restricted Stock or Incentive Share is granted or awarded shall be the Date of Grant for all purposes, provided that (i) no such Option, Right, Restricted Stock or Incentive Shares may be exercised, vest or be paid prior to such stockholder approval, and (ii) any such Award shall be void ab initio if such stockholder approval is not obtained.

     15. Withholding. The Company's obligation to deliver Shares or pay any amount pursuant to the terms of any Award hereunder shall be subject to satisfaction of applicable federal, state and local tax withholding requirements. To the extent provided in the applicable Agreement and in accordance with rules prescribed by the Committee, an Optionee or Grantee may satisfy any such withholding tax obligation by any of the following means or by a combination of such means: (i) tendering a cash payment, (ii) authorizing the Company to withhold Shares otherwise issuable to the Optionee or Grantee, or
(iii) delivering to the Company already-owned and unencumbered Shares.

     16. Term of this Plan. Unless sooner terminated by the Board pursuant to
Section 11, this Plan shall terminate on June 30, 2008, and no Awards may be made after such date. The termination of this Plan shall not affect the validity of any Award outstanding on the date of termination.

     17. Indemnification of Committee. In addition to such other rights of indemnification as they may have as Directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against all reasonable expenses, including attorneys' fees, actually and reasonably incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with this Plan or any Option, Right, Restricted Stock or Incentive Shares granted or awarded hereunder, and against all amounts reasonably paid by them in settlement thereof or paid by them in satisfaction of a judgment in any such action, suit or proceeding, if such members acted in good faith and in a manner which they believed to be in, and not opposed to, the best interests of the Company.

     18. General Provisions.

          18.1. The establishment of this Plan shall not confer upon any Director, Employee or Employee Director any legal or equitable right against the Company, any Subsidiary or the Committee, except as expressly provided in this Plan.

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          18.2. This Plan does not constitute inducement or consideration for the employment of any Employee or the service of any Director or Employee Director, nor is it a contract between the Company or any Subsidiary and any Director, Employee or Employee Director. Participation in this Plan shall not give a Director, Employee or Employee Director any right to be retained in the service of the Company or any Subsidiary.

          18.3. Neither the adoption of this Plan nor its submission to the stockholders, shall be taken to impose any limitations on the powers of the Company or its Subsidiaries to issue, grant, or assume options, warrants, rights, or restricted stock, otherwise than under this Plan, or to adopt other stock option or restricted stock plans or to impose any requirement of stockholder approval upon the same.

          18.4. The interests of any Director, Employee or Employee Director under this Plan are not subject to the claims of creditors and may not, in any way, be assigned, alienated or encumbered except as provided in an Agreement.

          18.5. This Plan shall be governed, construed and administered in accordance with the laws of the State of Delaware.

          18.6. The Committee may require each person acquiring Shares pursuant to Awards hereunder to represent to and agree with the Company in writing that such person is acquiring the Shares without a view to distribution thereof. The certificates for such Shares may include any legend that the Committee deems appropriate to reflect any restrictions on transfer. All certificates for Shares issued pursuant to this Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed or interdealer quotation system upon which the Common Stock is then quoted, and any applicable federal or state securities laws. The Committee may place a legend or legends on any such certificates to make appropriate reference to such restrictions.

          18.7. The Company shall not be required to issue any certificate or certificates for Shares with respect to Awards under this Plan, or record any person as a holder of record of such Shares, without obtaining, to the complete satisfaction of the Committee, the approval of all regulatory bodies deemed necessary by the Committee, and without complying to the Board's or Committee's complete satisfaction, with all rules and regulations, under federal, state or local law deemed applicable by the Committee.

                                 INFLUENCE, INC.
                          1998 LONG-TERM INCENTIVE PLAN

                    FORM OF INCENTIVE STOCK OPTION AGREEMENT


     1. Definitions. In this Agreement, except where the context otherwise indicates, the following definitions apply:

          (a) "Agreement" means this Incentive Stock Option Agreement.

          (b) "Board" means the Board of Directors of the Corporation.

          (c) "Code" means the Internal Revenue Code of 1986, as amended.

          (d) "Committee" means the committee charged, pursuant to the provisions of the Plan, with the administration of the Plan. Unless otherwise determined by the Board, the Compensation Committee of the Board shall be the Committee.

          (e) "Common Stock" means the common stock, par value $0.001 per share, of the Corporation.

          (f) "Corporation" means Influence, Inc.

          (g) "Covered Shares" means the Shares subject to the Option set forth as the "Covered Shares" on Exhibit A to this Agreement.

          (h) "Date of Exercise" means the date on which the Corporation receives notice of the exercise, in whole or in part, of the Option pursuant to Section 5(a) hereof.

          (i) "Date of Expiration" means the date on which the Option shall expire, which shall be the earliest of the following dates:

               (I) The date the Optionee's Employment is terminated by the Corporation or any Subsidiary for Good Cause;

               (II) The date which is one year after the termination of the
                    Optionee's Employment by reason of death or disability (as defined in Section 22(e)(3) of the Code);

              (III) The date which is ninety (90) days after the Optionee's
                    Employment is terminated for any reason other than enumerated in (I) or (II) above; or

               (IV) The date which is ten (10) years after the Date of Grant.

          (j) "Date of Grant" means the date set forth as the "Date of Grant" on Exhibit A to this Agreement.

          (k) "Employment" means the Optionee's employment with the Corporation and its Subsidiaries.

          (l) "Good Cause" means a termination based on an Optionee's (i) willful misconduct or gross negligence in the performance or intentional nonperformance (continuing for ten (10) days after receipt of written notice of need to cure) of any of the Optionee's material duties and responsibilities for the Corporation or any Subsidiary; (2) willful dishonesty, fraud, alcohol or illegal drug abuse, or misconduct with respect to the business or affairs of the Corporation or any Subsidiary, which materially and adversely affects the operations, prospects or reputation of the Corporation or any Subsidiary; or (3) conviction of a felony or other crime involving moral turpitude.

          (m) "Fair Market Value" means the amount equal to the closing sales price for a Share, on the date such fair market value is to be determined (or if there is no sale of Shares on such date, the closing sales price on the nearest trading date preceding such date), in the principal trading market for the Shares as reported by such source as the Committee may select, or, if such price quotations of the Common Stock are not then reported, then the fair market value of a Share as determined by the Committee pursuant to a reasonable method adopted in good faith for such purpose.

          (n) "Option" means the incentive stock option granted to the Optionee in Section 2 of this Agreement.

          (o) "Option Price" means the dollar amount per Share set forth as the "Option Price" on Exhibit A to this Agreement.

          (p) "Optionee" means the person identified as the "Optionee" on Exhibit A to this Agreement.

          (q) "Plan" means the Influence, Inc. 1998 Long-Term Incentive Plan.

          (r) "Share" means a share of Common Stock.

          (s) "Subsidiary" means a corporation at least 50% of the total combined voting power of all classes of stock of which is owned by the Corporation, either directly or through one or more other Subsidiaries.

          (t) "Vesting Schedule" means the Vesting Schedule set forth on Exhibit A to this Agreement, which sets forth the cumulative maximum percentage of Covered Shares with respect to which the option may be exercised after the date set forth opposite such percentage.

     2. Grant of Option. Pursuant to the Plan and subject to the terms of this Agreement, the Corporation hereby grants to the Optionee or his successors the Option to purchase from the Corporation that number of Shares equal to the Covered Shares, exercisable at the Option Price.

     3. Terms of the Option.

          (a) Type of Option. The Option is intended to be an incentive stock option within the meaning of Section 422 of the Code.

          (b) Option Period. During the period commencing on the Date of Grant and terminating on the Date of Expiration, the Option may be exercised with respect to all or a portion of the Covered Shares (in full shares), to the extent that the Option has not been previously exercised with respect to such Covered Shares.

          (c) Nontransferability. The Option is not transferable by the Optionee other than by will or the laws of descent and distribution, and is exercisable, during the Optionee's lifetime, only by the Optionee or, in the event of the Optionee's legal disability, by the Optionee's legal representative.

          (d) Termination of Employment or Service. During the period commencing on termination of employment or service and terminating on the Date of Expiration, the Option may be exercised with respect to the number of the Covered Shares (in full shares), to the extent that the Option has not been previously exercised with respect to such Covered Shares, as to which the Option was exercisable on the last day of employment or service as determined in accordance with Paragraph 3(b). On the last day of employment or service, all of the Covered Shares with respect to which the Option has not become exercisable shall no longer be subject to the Option.

          (e) Payment of the Option Price. The Optionee, upon exercise, in whole or in part, of the Option, may pay the Option Price in cash, by delivering duly endorsed certificates representing Shares having a fair market value on the Date of Exercise aggregating not more than the portion of the Option Price being paid by delivery of such shares, or in a combination of cash and Shares. Notwithstanding the preceding sentence, no Shares may be used to pay any portion of the Option Price unless those Shares, if acquired pursuant to the exercise of an option granted under any stock option plan maintained by the Company, shall have been held by the Optionee for a period of not less than six months prior to the Date of Exercise.

     4. Capital Adjustments. The number of Covered Shares and the Option Price shall be subject to automatic adjustment to reflect such events as stock dividends, stock splits, adoption of stock rights plans, recapitalizations, mergers, consolidations or reorganizations of or by the Corporation.

     5. Exercise.

          (a) Notice. The Option shall be exercised, in whole or in part, by the delivery to the Corporation of written notice of such exercise, in such form as the Committee may from time to time prescribe, accompanied by (i) full payment of the Option Price with respect to that portion of the Option being exercised as provided in Section 3(e) of this Agreement, and
(ii) any amounts required to be withheld pursuant to applicable income tax laws in connection with such exercise. Until the Committee notifies the Optionee to the contrary, the form attached to this Agreement as Exhibit B shall be used to exercise the Option.

          (b) Effect. The exercise, in whole or in part, of the Option shall cause a reduction in the number of Covered Shares equal to the number of Shares with respect to which the Option is exercised.

     6. Restriction on Exercise and Upon Shares of Common Stock Issued Upon Exercise. Notwithstanding any other provision of this Agreement, the Optionee agrees, for himself and his successors, that the Option may not be exercised at any time that the Corporation does not have in effect a registration statement under the Securities Act of 1933, as amended, relating to the offer of Common Stock to the Optionee under the Plan, unless the Corporation agrees to permit such exercise. The Optionee further agrees, for himself or herself and his or her successors, that, upon the issuance of any Shares upon the exercise of the Option, he or she will, upon the request of the Corporation, agree in writing that he or she is acquiring such shares for investment only and not with a view to resale, and that he or she will not sell, pledge or otherwise dispose of such shares so issued unless and until (i) the Corporation is furnished with an opinion of counsel to the effect that registration of such shares pursuant to the Securities Act of 1933, as amended, is not required by that Act and the rules and regulations thereunder; (ii) the staff of the Securities and Exchange Commission has issued a "no-action" letter with respect to such disposition; or
(iii) such registration or notification as is, in the opinion of counsel for the Corporation, required for the lawful disposition of such shares has been filed by the Corporation and has become effective; provided, however, that the Corporation is not obligated hereby to file any such registration or notification. The Optionee further agrees that the Corporation may place a legend embodying such restriction on the certificates evidencing such shares.

     7. Rights as Stockholder. The Optionee shall have no rights as a stockholder with respect to any Shares subject to the Option until and unless a certificate or certificates representing such shares are issued to the Optionee pursuant to this Agreement. Except as provided in Section 4 hereof, no adjustment shall be made for dividends or other rights for which the record date is prior to the issuance of such certificate or certificates.

     8. Employment. Neither the granting of the Option evidenced by this Agreement nor any term or provision of this Agreement shall constitute or be evidence of any understanding, express or implied, on the part of the Corporation or any of its Subsidiaries to employ the Optionee for any period. Whenever reference is made in this Agreement to the employment of the Optionee, it means employment (including service as a director) by the Corporation or a Subsidiary.

     9. Subject to the Plan. The Option evidenced by this Agreement and the exercise thereof are subject to the terms and conditions of the Plan, which are incorporated herein by reference and made a part hereof, but the terms of the Plan shall not be considered an enlargement of any benefits under this Agreement. In addition, the Option is subject to any rules and regulations promulgated by the Committee.

[Remainder of page left intentionally blank; signatures appear on following page.]

         IN WITNESS WHEREOF, the Corporation has caused this Agreement to be signed on its behalf effective as of the Date of Grant.


ATTEST:                                      INFLUENCE, INC.:



--------------------------                   -------------------------------
By:                                          By:
Title:                                       Title:




Accepted and agreed to as of the Date of Grant:



---------------------------------
Optionee

                                                                       EXHIBIT A



OPTION NO.

OPTIONEE:

DATE OF GRANT:

OPTION PRICE:

COVERED SHARES:


Vesting Schedule:



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






                                                                       EXHIBIT B

                               EXERCISE OF OPTION




Board of Directors
Influence, Inc.
71 Stevenson Street, Suite 1120
San Francisco, CA  94105

Gentlemen:

     The undersigned, the Optionee under the Incentive Stock Option Agreement identified as Option No. ______, granted pursuant to the Influence, Inc. 1998 Long-Term Incentive Plan, hereby irrevocably elects to exercise the Option granted in the Agreement to purchase _________ shares of Common Stock of Influence, Inc., par value $0.001 per share, and herewith makes payment of $_________ in the form of [cash, Common Stock, cash plus Common Stock]. [Please complete.]


Dated:  _______________                       __________________________
                                             (Signature of Optionee)


Date received by Influence, Inc.:  _______________


Received by:  ____________________________________


[Note: Shares of Common Stock being delivered in payment of all or any part of the exercise price must be represented by certificates registered in the name of the Optionee and duly endorsed by the Optionee and by each and every other co-owner in whose name the shares may also be registered.]



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